Exhibit 99.1
5th Annual D.A. Davidson & Co. Engineering & Construction Conference September 21, 2006 NasdaqGS: STRL

Forward Looking Statements This presentation includes certain statements that fall within the definition of "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties, (including the risk that an apparent low bid may not result in a confirmed contract if, on further analysis, the owner determines that the Company was not actually the low bidder or if the owner decides not to proceed with the contract), overall economic and market conditions, competitors' and customers' actions, and weather conditions, which could cause actual results to differ materially from those anticipated, including those risks identified in the Company's filings with the Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. Any prediction by the Company is only a statement of management's belief at the time the prediction is made. There can be no assurance that any prediction once made will continue thereafter to reflect management's belief, and the Company does not undertake to update publicly its predictions, whether as a result of new information, future events or otherwise.

Management Representatives Patrick T. Manning - Chairman and CEO Joseph P. Harper, Sr. - President and COO Maarten D. Hemsley - Chief Financial Officer

Company Profile Headquartered in Houston, Texas with operations also located in San Antonio, Dallas/Ft. Worth and Austin Transportation Bridges, roads, and highways Light rail Toll roads Water and wastewater Large diameter water systems Sanitary sewers Storm sewers and flood control Self-perform 70% of work Primarily fixed unit price contracts Material & subcontract prices generally locked-in Sterling specializes in the building and reconstruction of transportation and water infrastructure * Midpoint revenue guidance Backlog at 6/30/06 Construction Revenues & Backlog $ million

Key Investment Considerations Strong growth in backlog, revenues and earnings Significant cash generation and industry-leading return on equity A leading heavy civil construction firm with a 51-year track record of operations Experienced management team heavily invested in Sterling Transportation market is well-funded and growing Continued growth in spending on water projects in Texas and Gulf Coast January 2006 public offering provided for significant growth Reduced Debt Increased Working Capital & Bonding Capacity Capital Expenditures

* Source - Department of Commerce Transportation Market is Strong and Well Funded The SAFETEA-LU bill increases transportation spending by 38%, to $286 billion from 2005-2009 Texas allocation is $14.5 billion, a 37% increase New Texas Highway Funding Options Comprehensive Development Agreements Pass-Thru Tolling Texas is ranked as the number one state for construction spending on highways and bridges Public Works Transportation Spending (in $ billions) TXDOT Contracts Let (in $ billions) * Source - TX DOT

Continued Long-Term Investment in Water Infrastructure Water and wastewater form a $27 billion national market which is expected to grow by 17.5% in 2006 Growth driven by substantial infrastructure needs Flood control and subsidence issues New drinking water supplies Population growth and system replacement Texas is ranked the number three and number four markets nationally for water supply and sewer systems, respectively Water/Wastewater Spending (in $ billions) * Source - Department of Commerce

Sterling Provides Comprehensive Civil Construction Services Roads Toll Roads Bridges Highways Light Rail Water supply systems Storm sewer replacement Flood control Wastewater systems Transportation Water NEW CONSTRUCTION and RECONSTRUCTION NEW CONSTRUCTION and RECONSTRUCTION NEW CONSTRUCTION and RECONSTRUCTION Paving Crushing and batch plants Excavating Concrete Placement Large diameter pipe installation Water/wastewater systems Combined Projects and Systems Roads and Paving Water/wastewater Utilities

Sterling's Competitive Advantages Comprehensive civil construction capabilities Size and scale to complete large projects Experienced and loyal base of employees Versatile fleet of Company-owned equipment Substantial equity ownership by senior and mid-level management 51-year history of managing contract risk Timeliness of project completion Opportunities for incentives Rigorous Project Management Oversight Change orders Schedule flexibility Accountability Process checklists Value engineering Scheduling Bidding Discipline Risk assessment Resource management Margin opportunities Bid Process Pre-Planning Job Execution Completion

Strong and Growing Texas Markets Texas is the second largest state in the country with 22.5 million people (8% of the country's population) Houston - 4th largest city San Antonio - 8th largest city Dallas - 9th largest city Austin - 16th largest city Continued strong population growth expected (2.6% per year over next 35 years) Robust oil and gas economy Need for new water sources and distribution Flood and subsidence control activities Continued transportation and light rail growth

Substantial Growth Opportunities Maintain leadership position in attractive growth markets Expand construction capabilities Services such as drill shaft installation Products such as pre-cast concrete products Materials such as recycled concrete and asphalt Expand operations into complementary markets Strategic Opportunities Pass Thru Tolling Light Rail Expansion

Texas Opportunities Fort Worth Dallas Austin Houston San Antonio Corpus Christi Christi Christi Trans-Texas Corridor

Geographic Expansion

Financial Highlights* Growth 18.2% compound annual growth rate in revenue over last 20 years 83% year-over-year increase in diluted EPS (six months ended June 30, 2006) Returns 27.5% return on equity, on average, over past four fiscal years Financial Stability 22.9% long-term debt to total capitalization of June 30, 2006, $56 million in working capital produces expanded surety and credit limits Backlog $374 million in backlog, as of June 30, 2006, up 21.8% from December 31, 2005 $90.1 million contract award in August 2006 * Continuing operations.

Financial Results* * Continuing Operations. Guidance Guidance $ million $ million $ million

Six Months Ended June 30* * Continuing operations. In $ million Except per share data 2005 2005 2006 2006 % Change Backlog (at end of period) $ 236.6 $ 374.0 58% Revenues $ 96.6 $ 116.5 21% Gross Profit $ 9.4 $ 14.0 49% Gross Margin % 9.7% 12.0% 24% Operating Income $ 5.0 $ 8.8 77% Operating Margin % 5.2% 7.6% 46% Net Income $ 2.8 $ 6.2 124% EPS - Diluted $ 0.29 $ 0.53 83%

Construction Revenues & Backlog* * Midpoint revenue guidance; Backlog at 6/30/06 $ million

Backlog Continues to Grow Diverse Backlog 61 projects 13 owners $10.6 million average original project size Significant recent awards $90 million (Kingwood area) in Aug. 2006 $39 million (Sugarland) in April 2006 $49 million (Dallas) in March 2006 2006 2007 2008 June 30, 2006 Backlog at $374 million Estimated Run-off $143 million $201 million $30 million

Financial Strength Peer group is comprised of Perini Corp., Fluor Corp, Jacobs Engineering, Shaw Group, Granite Construction, and Washington Group International (in $000s) At 12/31/05 At 6/30/06 Peer Group (1) Cash and short term investments $ 22,267 $ 36,483 Other current assets 51,360 63,480 Total current assets 73,627 99,963 Property and equipment 27,271 38,919 Other assets 17,557 13,197 Total assets $ 118,455 $ 152,079 Total current liabilities 55,273 44,001 Long-term debt 13,788 24,000 Other long-term obligations 782 716 Shareholders' equity 48,612 83,362 Total liabilities and shareholders' equity $ 118,455 $ 152,079 Current ratio 1.3x 2.3x 1.5x Long term debt and other obligations to total capital 23.1% 22.9% 24.2%

2005 Actual vs 2006 Guidance* 2005 2006 Revenue $219 million $245 to $260 million Net Income $10.5 million $10.5 to $12.5 million Diluted Earnings per share $1.11 $0.87 to $1.04 * Continuing Operations

5th Annual D.A. Davidson & Co. Engineering & Construction Conference September 21, 2006 NasdaqGS: STRL